UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                       SCHEDULE 14C INFORMATION STATEMENT
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

[X]  Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[_]  Definitive Information Statement

                            American Ammunition, Inc.
               -------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which investment applies:

     (2)  Aggregate number of securities to which investment applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with  preliminary  materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. [_]

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            AMERICAN AMMUNITION, INC.
                               3545 NW 71st Street
                              Miami, Florida 33147

                  INFORMATION STATEMENT PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER


Dear Stockholders:

The purpose of this information statement (this "Information Statement") is to inform the holders of record, as of the close of business on July 1, 2005 ("Record Date"), of shares of common stock, par value $.001 per share (the "Common Stock") and shares of preferred stock, par value $.001 per share (the "Preferred Stock") of American Ammunition, Inc., a California corporation ("Ammo" or the "Company"), that the holders of 61% of our voting capital stock have consented in writing as of June 30, 2005 to the following corporation actions:

     (1) to approve and adopt an Agreement of Merger with a Nevada corporation to be formed, American Ammunition, Inc. whereby the Company will merge with and into this Nevada corporation for the purpose of reincorporating the Company in the State of Nevada (the "Merger"). Upon the Merger being effective, holders of Common Stock of the Company will receive one (1) share of $.001 par value common stock in the Nevada corporation for one (1) issued and outstanding shares of Common Stock held in the Company and holders of Preferred Stock of the Company will receive one (1) share of $.001 par value preferred stock in the Nevada corporation with the same rights and preferences as the Preferred Stock for one
(1) issued and outstanding shares of Preferred Stock held in the Company. The purpose of this merger is to change the Company's domicile from California to Nevada; and

     (2) to approve the American Ammunition, Inc. 2005 Stock Issuance Plan, adopted by our directors on June 30, 2005, pursuant to which we will be authorized to grant, in the aggregate, up to 10,000,000 shares (presplit) of restricted Common Stock and options to purchase shares of our Common Stock; and

     (3) to effect a one-for-twenty reverse stock split of the Company's Common Stock by reducing the number of issued and outstanding shares of Common Stock from 77,407,300 to approximately 3,870,365 shares (the "Reverse Split").

A copy of our proposed Agreement of Merger is attached as Appendix A and a copy of our proposed Articles of Merger and certain California Statutes are attached as Appendix B, and a copy of our 2005 Stock Option Plan as Appendix C is attached to this Information Statement as Appendix C. The Company's Board of Directors has approved, and a majority of our common and Series C preferred stockholders (collectively "voting capital stock") owning or entitled to vote an aggregate of 70,611,256 shares of our voting capital stock, representing 61% of our voting capital stock as of June 30, 2005 have consented in writing to the actions described in this Information Statement. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding voting capital stock and are sufficient under the California Statutes and the Company's By-Laws to approve the actions. Accordingly, we will not submit these actions to the other stockholders of the Company for a vote, and a Special Meeting of the stockholders to approve the actions described in this Information Statement is unnecessary. The adoption of the foregoing resolutions will become effective 20 calendar days after the mailing of this
Information Statement. Our Board of Directors will implement the action thereafter. The resolution(s) authorize the Board of Directors in its discretion to withdraw or terminate any one or more of these actions prior to implementation and effectiveness thereof.

The Company is required to send this Information Statement to its stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended. While you are not required to take any action in response to this Information Statement, we urge you to read it carefully. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished by the Company to its stockholders on or about July 11, 2005.

For the Board of Directors of AMERICAN AMMUNITION, INC.


                           By: /s/ Andres F. Fernandez
                             ------------------------------
                             Andres F. Fernandez, President and CEO

                            AMERICAN AMMUNITION, INC.
                               3545 NW 71st Street
                              Miami, Florida 33147

INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY VOTING STOCKHOLDERS IN LIEU OF A SPECIAL MEETING. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. ACTIONS BY BOARD OF DIRECTORS AND CONSENTING VOTING STOCKHOLDERS.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

                               3545 NW 71st Street
                              Miami, Florida 33147
                                 (305) 835-7400

Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting the Company at the address listed above. Pursuant to the Company's Bylaws and the California Statutes, a vote by the holders of at least a majority of the Company's outstanding voting capital stock is required to take the actions described in this Information Statement. The Company's Articles of Incorporation do not authorize cumulative voting. As of June 30, 2005, the Company had 300,000,000 authorized shares of common stock, par value $0.001 of which 77,407,300 were issued and outstanding and had 20,000,000 authorized shares of preferred stock, of which 12,000 of Series A Preferred Stock were issued and outstanding; 91,700 of Series B Preferred Stock were issued and outstanding; and 1,905,882 of Series C Preferred Stock were issued and outstanding. The Series A and Series B Preferred Stock do not contain any voting rights. Each share of Series C Preferred Stock is entitled to vote 20 shares of common stock. A majority of our common and preferred stockholders owning or entitled to vote an aggregate of 70,611,256 shares of our voting capital stock, which represents 61% of the shares entitled to vote of the Company's outstanding voting capital stock have approved this action. Pursuant to applicable California Statutes, the consenting stockholders voted in favor of the actions described by written consent, dated June 30, 2005. The actions taken by the Company's Board of Directors and the consenting stockholders will become effective on July 31, 2005, twenty (20) days following the mailing of this Information Statement to the stockholders of record on June 30, 2005. No consideration was paid to the consenting stockholders to obtain their written consent to these actions.


                         DISSENTERS' RIGHTS OF APPRAISAL

No action was taken in connection with the proposals by the Company's Board of Directors or the consenting Voting Stockholders for which California law, our Articles of Incorporation or our Bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                                VOTING SECURITIES

As of June 30, 2005, we had 77,407,300 shares of Common Stock and 1,905,882 shares of Series C Preferred Stock issued and outstanding, which are the only classes of voting securities that would be entitled to vote at a stockholders' meeting if one were to be held. Each share of Common Stock is entitled to one vote and each share of Series C Preferred Stock is entitled to 20 votes.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT
             OUTSTANDING COMMON STOCK OF AMERICAN AMMUNITION, INC.

As of June 30, 2005, we had 77,407,300 shares of Common Stock and 1,905,882 shares of Series C Preferred Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. Our common stock and Series C Preferred Stock are our only classes of our voting securities; the holders of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock have no voting rights except in limited instances in which their rights pursuant to the designations, rights and preferences of the Series A and Series B Convertible Preferred Stock respectively could be changed or materially adversely affected. Each share of common stock has one vote per share, and each share of Series C Convertible Preferred Stock has 20 votes per share.

The following table sets forth, as of June 30, 2005,information known to us relating to the beneficial ownership of these shares by:

     - each person who is the beneficial owner of more than 5% of the outstanding shares of the class of stock;
     -    each director;
     -    each executive officer; and
     -    all executive officers and directors as a group.


Unless otherwise indicated, the business address of each person listed is 3545 NW 71st Street, Miami, FL 33147. We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from June 30, 2005 upon the exercise of options, warrants, convertible securities or other understandings. We determine a beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of June 30, 2005 have been exercised or converted.

Common Stock
------------------------------
                                                          Amount and Nature of   Percentage of
Name and Address of                                            Beneficial        of Class(1)     Voting
Beneficial Owner                 Director/Officer             Ownership(1)                    Control (1)
----------------------      -------------------------     --------------------  ------------  --------------
J.A. Fernandez, Sr.         Chairman of the Board            8,485,365(2)         10.6%          7.2%
3545 NW 71st Street
Miami, Florida 33147

Andre F. Fernandez          Chief Executive Officer,        14,905,905(3)         18.7%         12.6%
3545 NW 71st Street         President and Director
Miami, Florida 33147

Emilio D. Jara              Vice-President and Director         54,250             0.1%          0.0%
3545 NW 71st Street
Miami, Florida 33147

Maria A. Fernandez          Director                           260,000             0.3%          0.2%
3545 NW 71st Street
Miami, Florida 33147

Amelia C. Fernandez         Former Officer and Director      4,281,900             5.4%          3.6%
3545 NW 71st Street
Miami, Florida 33147

All directors and officers
as a group (4 persons)                                      27,987,420            36.46%


Series C Convertible Preferred Stock
------------------------------
                                                          Amount and Nature of     Percentage of
Name and Address of                                            Beneficial        of Class(1)     Voting
Beneficial Owner                 Director/Officer             Ownership(1)                    Control (1)
----------------------      -------------------------     --------------------  ------------  --------------
J.A. Fernandez, Sr.         Chairman of the Board            1,905,882            100%           32.3%
3545 NW 71st Street
Miami, Florida 33147
----------------------------

* Less than one percent

(1) Percentage of Voting Control is based upon the number of issued and outstanding shares of our common stock and shares of our Series C Convertible Preferred Stock at June 30, 2005. At June 30, 2005 the holders of our outstanding shares of Common Stock and Series C Preferred Stock were entitled to an aggregate of 115,524,940 votes at any meeting of our stockholders, which includes 77,407,300 votes attributable to the outstanding shares of Common Stock and 38,117,640 votes attributable to the outstanding shares of Series C Preferred Stock. Each share of Series C Preferred Stock entitles the holder to 20 votes at any meeting of our stockholders and such shares will vote together with our common stockholders.

(2) J.A. Fernandez, Sr. and Amelia C. Fernandez are husband and wife and the parents of Andres F. Fernandez and Maria A. Fernandez. Some or all of the securities owned by the individual Fernandez family members may be aggregated together and/or ownership imputed to one another.

(2A) In addition to his common stock, in November 2004, J.A. Fernandez was issued 1,905,882 shares of Series C Preferred Stock. Each share of Series C Preferred Stock provides voting rights of 20 shares of the Company's Common Stock. Each share of Series C Preferred Stock is convertible, at the option of the holder, into shares of the Company's Common Stock equal to $0.18 per share, subject to adjustments in the case of any stock split, combination, capital reorganization, reclassification, consolidation or merger, and certain dividends. Subject to certain exceptions, the conversion price is also subject to weighted average anti-dilution adjustment in the case of an issuance of shares of common stock or securities exercisable for or convertible into common stock, at a per share price, exercise price or conversion price less than the conversion price then in effect.

(3) In addition to his common stock, in September 2001, Andres Fernandez converted unsecured indebtedness of the Company to him in the amount of $7,553,600 for 1,510,720 shares of $5.00 Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock provides for cumulative dividends at the rate of 8% per year, payable quarterly, in cash or shares of the Company's common stock at the Company's election. Each share of Series A Convertible Preferred Stock is convertible, at the option of the holder, into eleven (11) shares of the Company's common stock at any time after six (6) months from the date of issuance and prior to notice of redemption, subject to adjustments for customary anti-dilution events. In February 2002, certain holders of the Series A Preferred Stock, including Andres F. Fernandez, notified the Company of their intent to exercise the conversion features on 1,749,720 issued and outstanding shares of Series A Preferred Stock into 19,246,920 shares of common stock. Andres F. Fernandez converted 1,510,720 shares of such Preferred Stock into 16,617,920 shares of restricted common stock of the Company. Due to the timing of the conversion in relation to the Company's year-end and the first available date for such conversion, the effect of the conversion exercise is reflected in this report as well as the accompanying financial statements as if the conversion had occurred on December 31, 2001.

(4) These do not include the 384,500 shares Maria Fernandez holds as a Trustee for an entity in which neither she nor any of the other Officer or Director is the beneficial owner.

(5) Except as noted above, each of the Officers and Directors received all of their other shares as part of the Share Exchange whereby the Company acquired F.&F. Equipment, Inc. d/b/a American Ammunition, ("AA") in September 2001.

            OUTSTANDING PREFERRED STOCK OF AMERICAN AMMUNITION, INC.

The Series A Convertible Preferred Stock provides for cumulative dividends at a rate of 8% per year, payable quarterly, in cash or shares of our common stock at our election. Each share of Series A Convertible Preferred Stock is convertible into 11 shares of our common stock at any time after six months after the date of issuance and prior to notice of redemption at the option of the holder, subject to adjustments for customary anti-dilution events. As of the date of this report, except for 46,000 shares, all of the shares of Series A Convertible Preferred Stock have been converted in shares of common stock pursuant to its terms.

The Series B $5.00 Convertible Preferred Stock provides for cumulative dividends at a rate of 8.0% per year, payable quarterly, in cash or shares of the Company's common stock at the Company's election. Each share of Series B Convertible Preferred Stock is convertible into 11 shares of the Company's common stock initially at any time after 6 months of the date of issue and prior to the notice of redemption at the option of the holder, subject to adjustments for customary anti-dilution events. As of the date of this report, no shares of Series B Convertible Preferred Stock have been converted in shares of common stock pursuant to its terms.

Each share of the Company's Series C Preferred Stock provides for voting rights equal to 20 shares of the Company's Common Stock. Each share of Series C Preferred Stock is convertible, at the option of the holder, into shares of the Company's Common Stock equal to $0.18 per share, subject to adjustments in the case of any stock split, combination, capital reorganization, reclassification, consolidation or merger, and certain dividends. Subject to certain exceptions, the conversion price is also subject to weighted average anti-dilution adjustment in the case of an issuance of shares of common stock or securities exercisable for or convertible into common stock, at a per share price, exercise price or conversion price less than the conversion price then in effect.


                        DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information regarding our directors and executive officers. There are no family relationships between any of our directors or executive officers except as set forth below.

Name                     Age    Position
---------------------    ---  ------------------------------------

J.A. Fernandez, Sr.      67   Chairman of the Board of Directors and Director of
                              Sales
Andres F. Fernandez      38   Chief Executive Officer, President and Director

Emilio D. Jara           39   Vice President of Operations, Secretary and
                              Director
Maria A. Fernandez       44   Director
----------------------------

Executive Compensation

The following table provides information about the compensation paid by the Company to current executive officers who were serving as executive officers at the end of 2004, 2003, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                           Long Term Compensation
                         Annual Compensation                       Awards            Payouts
(a)               (b)     (c)       (d)      (e)          (f)         (g)          (h)      (i)
                                             Other        Restricted  Securities   LTIP     All
Name and                                     Annual         Stock     Underlying   Pay-     Other
Principal         Year    Salary    Bonus    Compen-      Award(s)    Options/     outs     Compen-
Position (1)              ($)       ($)      sation ($)   ($)         SARs  (f)             sation ($)
----------------- ------  --------  -------- ------------ ----------  ------------ -------- ----------
J.A.              2000    $ 59,202   $0       $0           $0          $0           $0       $0
Fernandez, Sr.,   2001    $ 50,859   $0       $0           $0          $0           $0       $0
Chairman,         2002    $ 77,770   $0       $0           $0          $0           $0       $0
Director of       2003    $104,000   $0       $0           $0          $0           $0       $0
Sales             2004    $104,000   $0       $0           $0          $0           $0       $0

Andres F.         2000    $ 88,438   $0       $0           $0          $0           $0       $0
Fernandez,        2001    $ 74,290   $0       $0           $0          $0           $0       $0
President and     2002    $103,508   $0       $0           $0          $0           $0       $0
Chief Executive   2003    $132,600   $0       $0           $0          $0           $0       $0
Officer           2004    $132,600   $0       $0           $0          $0           $0       $0

Emilio D.         2000    $ 36,400   $0       $0           $0          $0           $0       $0
Jara, Vice-       2001    $ 42,500   $0       $0           $0          $0           $0       $0
President         2002    $ 43,000   $0       $0           $0          $0           $0       $0
Of                2003    $ 52,000   $0       $0           $0          $0           $0       $0
Operations,       2004    $ 52,000   $0       $0           $0          $0           $0       $0
Secretary
and
Director

Amelia            2000    $ 59,202   $0       $0           $0          $0           $0       $0
Fernandez,        2001    $ 59,923   $0       $0           $0          $0           $0       $0
Former Vice       2002    $ 64,598   $0       $0           $0          $0           $0       $0
President         2003    $ 78,702   $50,000  $0           $0          $0           $0       $0
And former        2004    $ 78,702   $0       $0           $0          $0           $0       $0
Director

Maria A.          2000    $0         $0       $0           $0          $0           $0       $0
Fernandez,        2001    $0         $0       $0           $0          $0           $0       $0
Director          2002    $0         $0       $0           $0          $0           $0       $0
                  2003    $0         $0       $0           $0          $0           $0       $0
                  2004    $0         $0       $0           $0          $0           $0       $0
--------------------

We did not have a bonus, profit sharing, or deferred compensation plan for the benefit of employees, officers or directors for the years ended 2004, 2003 and 2002. Andres F. Fernandez has an employment agreement with the Company. Pursuant to his employment agreement, the Company pays Mr. Fernandez an annual salary of

$132,600 and the Company's Board of Directors has the discretion to grant an annual bonus to him. Mr. Fernandez is entitled to participate in all employee benefit plans or programs that are available to the Company's management employees and all other benefit plans or programs as may be specified by the Company's Board of Directors. The employment agreement provides that either the Company or Mr. Fernandez may terminate his agreement at any time.

Compensation of Non-Employee Directors

We do not pay our directors who are not employees of our Company a director's fee.

Certain Relationships and Related Transactions

Except as set forth below, there have been no material transactions during the past two fiscal years between the Company and any officer, director or any stockholder owning greater than 5% of our outstanding shares, nor any member of the above referenced individuals' immediate family.

The Company leases its corporate office and manufacturing facility from its controlling stockholder under a long-term operating lease agreement. The lease requires a monthly payment of approximately $5,735, including applicable sales taxes. The Company is responsible for all utilities and maintenance expenses. The lease expires on December 1, 2009 and contains a clause that upon expiration, the Company andthe controlling shareholder shall renegotiate the annual rental amount.




                [Balance of this page intentionally left blank.]

                                   PROPOSAL 1
                      APPROVAL OF REINCORPORATION IN NEVADA

Introduction

For the reasons set forth below, the Board of Directors believe that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Nevada (the "Proposed Reincorporation"). Shareholders are urged to read carefully the following sections of this Information Statement, including the exhibit. In this discussion of the Proposed Reincorporation, the term "Ammo California" refers to the existing California corporation and the term "Ammo Nevada" refers to the new Nevada corporation that is the proposed successor to Ammo California.

The change in the state of incorporation of the Company from California to Nevada will be effected by the Agreement and Plan of Merger by and between Ammo California and Ammo Nevada, a proposed copy of which is attached hereto as Exhibit A (the "Merger Agreement"). Pursuant to the Merger Agreement, Ammo California will merge with and in Ammo Nevada, and Ammo Nevada, under its current Articles of Incorporation, will continue as the surviving corporation. Each outstanding share of Ammo California Common Stock and Ammo California Preferred Stock will automatically be converted into one share of Ammo Nevada


Common Stock and Ammo Nevada Preferred Stock with the same rights and preferences respectively upon the effective date of the merger. Shareholders of Ammo California will have no dissenters' rights of appraisal with respect to the Proposed Reincorporation. See "Significant Differences Between the Corporation Laws of California and Nevada - Appraisal Rights."

Principal Reasons for the Proposed Reincorporation

Nevada follows a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. In the judgment of the Company's Board of Directors, the corporate laws of Nevada are less subject to volatility, and should be interpreted more predictably, than the corporate laws of California, which from time to time have been the subject of voter initiatives. The Company believes it can better protect the interests of its shareholders if the corporate law governing its activities are both more stable and predictable, on one hand, and permits greater flexibility, on the other hand.

Antitakeover Implications

Nevada, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, and provides default legal provisions that apply unless the corporation has affirmatively chosen to opt out, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. For example, Sections 78.411 to

78.444 of the Nevada General Corporation Law restrict certain "combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors has approved either the business combination or the transaction by which the interested stockholder became an interested stockholder prior to the time such person became an interested person. Even after the three-year period, such combinations are restricted unless certain tests are satisfied.

The Proposed Reincorporation is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors, or take significant action that affects the Company. Ammo Nevada intends to affirmatively "opt out" of those default legal provisions, such as Sections 78.411 to 78.444 of the Nevada General Corporation Law, that in its judgment are designed to have an antitakeover effect.

In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered, or may consider again in the future, certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan; severance agreements for its management and key employees that become effective upon the occurrence of a change in control of the Company; and the authorization of preferred stock, the rights and preferences of which are determined by the Board of Directors.

Certain effects of the Proposed Reincorporation may be considered to have antitakeover implications simply by virtue of the Company being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada General Corporation Law authorizes directors to consider not only the interests of stockholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of California and Nevada, see "Significant Differences Between the Corporation Laws of California and Nevada" below.

Despite the belief of the Board of Directors as to the benefits to shareholders of the Proposed Reincorporation, such proposal may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then-current market value or over their cost basis in such shares. In addition, to the extent that the provisions of Nevada law enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

No Change in the Board Members, Business, Management, or Location of Principal Facilities of the Company; Certain Changes to Name and to Employee Plans

The Proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. The four directors who are the directors of Ammo California will continue as the directors of Ammo Nevada. All employee benefit and stock option plans of Ammo California, including the 2005 Stock Option Plan will be continued by Ammo Nevada and each outstanding option to purchase shares of Ammo California stock will automatically be converted into an option to purchase an equivalent number of shares of Ammo Nevada stock on the same terms and subject to the same conditions. The name of the Company will remain American Ammunition, Inc.

The Charter and Bylaws of Ammo California and Ammo Nevada

The provisions of the Ammo Nevada Articles of Incorporation are similar to those of the Ammo California Articles of Incorporation. The material changes that have been made in the Ammo Nevada Articles of Incorporation as compared with the Ammo California Articles of Incorporation are described below in this section or under "Significant Differences Between the Corporation Laws of California and Nevada."

Authorized Stock

The Articles of Incorporation of Ammo California authorize 320,000,000 shares of capital stock, $.001 par value, of which 300,000,000 shares are designated Common Stock and 20,000,000 shares are designated Preferred Stock. The Articles of Incorporation of Ammo Nevada authorize 320,000,000 shares of capital stock, $.001 par value, of which 300,000,000 shares are designated Common Stock and 20,000,000 shares are designated Preferred Stock.

Indemnification

The indemnification provisions of Ammo California's Articles of Incorporation and Bylaws are substantially similar to those of the Articles of Incorporation and Bylaws of Ammo Nevada, though Ammo Nevada has placed certain of these provisions in the Articles of Incorporation rather than in the Bylaws. These provisions in Ammo Nevada's Articles of Incorporation state that the Company shall indemnify directors and officers in connection with any action, suit, or proceeding to the fullest extent permitted by law for acts as directors or officers (of Ammo Nevada or of a predecessor to Ammo Nevada, or as a director, officer, employee, or agent of another enterprise at the request of the Company), and that the Company shall advance the expenses of directors and officers in advance of the final disposition of any action, suit, or proceeding upon receipt of an undertaking by the director or officer to repay the amount advanced if a court ultimately determines that the director or officer is not entitled to indemnification. Similar provisions also appear in the Bylaws of both Ammo California and Ammo Nevada.

While the Bylaws of both Ammo California and Ammo Nevada permit the Company to obtain insurance on behalf of directors, officers, employees, and agents, Ammo Nevada's Bylaws also permit the Company to make other financial arrangements on behalf of any such person for any liabilities or expenses incurred in such capacity. See "Significant Differences Between the Corporation Laws of California and Nevada" below.

Monetary Liability of Directors

The Articles of Incorporation of Ammo California and Ammo Nevada both provide for the elimination or limitation of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. The laws of Nevada and Ammo Nevada's Articles of Incorporation also permit the elimination or limitation of the liability of officers of the Company. Nevada permits liability to be limited to a greater extent than does California law. See "Significant Differences Between the Corporation Laws of California and Nevada" below.

Significant Differences Between the Corporation Laws of California and Nevada

The General Corporation Laws of California and Nevada differ in many respects. It is not practical to summarize all differences in this Information Statement, but the principal differences that could materially affect the rights of shareholders are discussed below.

Appraisal Rights

Under  both   California   and  Nevada  law,  a  shareholder  of  a  corporation
participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Under Nevada law, dissenters' (or appraisal) rights are not available in a merger or share exchange if the shares held by the stockholders prior to the share exchange or merger were either listed on a national securities exchange or held by at least 2,000 stockholders of record, unless the articles of incorporation of the corporation provide for dissenters' rights or the stockholders are required to accept under the plan of merger or share exchange anything other than cash, shares of the surviving corporation, shares of a publicly traded or widely held corporation, or a combination of these.

The limitations on the availability of appraisal rights under California law are different from those under Nevada law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case under the Proposed Reincorporation). Appraisal or dissenters' rights are, therefore, not available to shareholders of Ammo California with respect to the Proposed Reincorporation.

Business Combinations

In the last several years, a number of states, including Nevada, have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult.

Sections 78.411 to 78.444 of the Nevada General Corporation Law prohibit a Nevada corporation from engaging in a "combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation's outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

For purposes of Sections 78.411 to 78.444, the term "combination" is defined broadly to include mergers of the corporation or its subsidiaries with the interested stockholder; sales or other dispositions to the interested stockholder of assets of the corporation or a subsidiary equal to 5% of the aggregate value of all assets of the corporation, equal to 5% of the value of all outstanding shares of the corporation, or representing 10% of the corporation's earning power or net income; the issuance or transfer by the corporation or a subsidiary of shares equal to 5% of the value of all outstanding shares of the corporation to the interested stockholder (except under the exercise of warrants or rights to purchase shares offered or in a pro rata distribution); the adoption of any plan of liquidation of the corporation proposed by or under any agreement, arrangement, or understanding with the interested stockholder; any reclassification, recapitalization, merger of the corporation with any of its subsidiaries, or other transaction that has the effect of increasing the proportionate ownership of the interested stockholder; or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges, or other financial assistance or tax advantages provided by or through the corporation. These prohibitions also apply to affiliates and associates of the interested stockholders.

The three-year moratorium imposed on business combinations by Sections 78.411 to
78.444 does not apply if, prior to the date on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder.

Even after expiration of the three-year period, the moratorium on combinations continues to apply unless one of the following requirements is met: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the combination is approved by a majority of the voting power not beneficially owned by the interested stockholder or its affiliates or associates at a meeting called for that purpose; or (iii) the combination satisfies certain provisions concerning fair price.

Sections 78.411 to 78.444 only apply to Nevada corporations that have 200 or more stockholders and, unless the articles of incorporation provide otherwise, have a class of voting shares registered under Section 12 of the Securities Exchange Act of 1934 (as the Common Stock of Ammo Nevada would be upon consummation of the Reincorporation). A Nevada corporation may elect not to be governed by Sections 78.411 to 78.444 by a provision in its original certificate of incorporation or an amendment thereto, which amendment must be approved by a majority of the outstanding voting power, although such amendment is not effective until 18 months after the vote.

Ammo Nevada has elected not to be governed by Sections 78.411 to 78.444; therefore, these Sections will not apply to Ammo Nevada.

Control Shares

Nevada law further seeks to impede "unfriendly" corporate takeovers by providing in Sections 78.378 to 78.3793 of the Nevada General Corporation Law that an "acquiring person" shall only obtain voting rights in the "control shares"

purchased by such person to the extent approved by the other stockholders at a meeting. With certain exceptions, an acquiring person is one who acquires or offers to acquire a "controlling interest" in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The statute covers not only the acquiring person but also any persons acting in association with the acquiring person. California does not have a control shares statute.

Under Sections 78.378 to 78.3793, a Nevada corporation may, if so provided in the articles of incorporation or bylaws of the corporation in effect on the tenth day following acquisition of a controlling interest, call for redemption of not less than all of the control shares at the average price paid for the control shares if (i) the acquiring person has not delivered an offeror's statement to the corporation within ten days after acquisition of the control shares or (ii) the other stockholders do not accord full voting rights to the control shares.

Unless otherwise provided in the articles of incorporation or bylaws in effect on the tenth day following acquisition of a controlling interest, if the control shares are accorded full voting rights and the acquiring person has acquired a majority of the voting power, then any stockholder of record who did not vote in favor of authorizing such voting rights is entitled to demand payment for the fair value of such stockholder's shares.

Sections 78.378 to 78.3793 apply only to Nevada corporations that (i) have 200 or more stockholders, at least 100 of whom are stockholders of record and are resident in Nevada, and (ii) do business in Nevada directly or through an affiliated corporation. A corporation may elect to opt out of the provisions of Sections 78.378 to 78.3793 if, before an acquisition of a controlling interest is made, the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person provide that these Sections do not apply. The Company does not currently and will not as a result of the Proposed Reincorporation have 100 or more record stockholders resident in Nevada.

Ammo Nevada has elected not to be governed by Sections 78.378 to 78.3793; therefore, these Sections will not apply to Ammo Nevada, even if the Company hereafter has 100 or more record stockholders resident in Nevada.

Cumulative Voting

California law generally provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election.

Under Nevada law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation's articles of incorporation if stockholders are to be entitled to cumulative voting rights. The Articles of Incorporation of Ammo Nevada do not provide for cumulative voting.

California law permits a corporation that is listed on a national securities exchange, or that is listed on the Nasdaq National Market and has at least 800 stockholders as of the record date for the corporation's most recent annual meeting of shareholders, to amend its articles or bylaws to eliminate cumulative voting by approval of the board of directors and of the outstanding shares voting together as a class. Ammo California's current Articles of Incorporation have eliminated cumulative voting.

Elimination of Actions by Written Consent of Shareholders

Under California and Nevada law, shareholders may execute an action by written consent in lieu of a shareholder meeting. While Nevada law permits a corporation to eliminate such actions by written consent in its articles of incorporation or bylaws, the Articles and Bylaws of Ammo Nevada do not currently prohibit actions by written consent of the stockholders, although the Board of Directors could amend the Bylaws in this respect. The ability of the Board of Directors under Nevada law to limit or eliminate the right of stockholders to initiate action by written consent may make it more difficult to change the existing Board of Directors and management.

Filling Vacancies on the Board of Directors

Under California law, unless the articles of incorporation or bylaws provide otherwise, any vacancy on the board of directors not created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. Unless the articles of incorporation or bylaws otherwise provide, a vacancy created by removal of a director may be filled only by approval of the shareholders. Ammo California's Articles of Incorporation and Bylaws permit directors to fill vacancies; however, if the vacancy was created by the removal of a director by the vote or written consent of the shareholders or by court order, the vacancy may be filled only by the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present, or by the unanimous written consent of all the shares entitled to vote thereon. Under Nevada law, unless a corporation's articles of incorporation provide otherwise, any vacancy on the board of directors, including one created by removal of a director or an increase in the number of authorized directors, may be filled by the majority of the remaining directors, even if such number constitutes less than a quorum. The Articles of Incorporation of Ammo Nevada provide that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may only be filled by the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present, or by the unanimous written consent of all the shares entitled to vote thereon, unless the number of remaining directors is less than a quorum, in which case the vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director.

Inspection of Shareholder List

California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of board and shareholder proceedings for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons who hold an aggregate of five percent or more of a corporation's voting shares or who hold one percent or more of such shares and have filed a Schedule 14A with the Securities and Exchange Commission.

Nevada law allows inspection of a stockholder list only upon five days' notice by either a person who has been a stockholder of record at least six months or a person holding, or authorized in writing by the holder of, five percent of the corporation's outstanding shares. In addition, the corporation may deny such inspection rights if the stockholder requesting disclosure refuses to sign an affidavit to the effect that (i) the inspection is not desired for a purpose that is in the interest of a business or object other than the business of the corporation and (ii) the stockholder has not at any time sold or offered for sale any list of stockholders of any corporation or aided and abetted any other person for such purpose. To inspect the accounting and financial books and records of a corporation, a stockholder must hold or have the written authorization of the holders of at least 15% of all issued and outstanding shares, and a corporation may demand an affidavit to the effect that such inspection is not desired for any purpose not related to such person's interest in the corporation as a stockholder. No right to inspect the accounting and financial books and records applies to any corporation listed and traded on a recognized stock exchange or which furnishes detailed annual financial statements to its stockholders.

Lack of access to stockholder records, even though unrelated to the stockholder's interests as a stockholder, could result in impairment of the stockholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company. However, California law provides that California provisions concerning the inspection of shareholder lists apply not only to California corporations but also to corporations organized under the laws of other states that have their principal executive offices in California or customarily hold meetings of the board in California, and that the California provisions concerning accounting books and records and the minutes of board and shareholder proceedings apply to any such foreign corporation that has its principal executive offices in California. For so long as the Company continues to have its principal executive offices in California and to hold board of directors meetings in California, and to the extent such provisions applicable to foreign corporations are enforceable, the Company must comply with California law concerning shareholder inspections. In any event, the Company intends to continue complying with California law concerning shareholder inspections even if it is not required to do so.

Interested Director Transactions

Under both California and Nevada law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Nevada law. Under California and Nevada law, either

(i) the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) to the corporation or (ii) the contract or transaction must have been "just and reasonable" (in California) or "fair" (in Nevada) to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under California law, if shareholder approval is sought, the interested director is not entitled to vote such director's shares at a shareholder meeting with respect to any action regarding such contract or transaction, whereas Nevada law requires that such director's votes be counted for such purpose. Nevada law also provides that the transaction is not void or voidable if the fact of the common directorship, office, or financial interest at issue is not disclosed or known to the director at the time the transaction is brought before the board for action. Nevada law addresses not only interested directors but also transactions with interested officers.

Limitation of Liability and Indemnification

California and Nevada have similar laws respecting indemnification by a corporation of its officers, directors, employees, and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

The Articles of Incorporation of Ammo California eliminate the liability of directors to the fullest extent permissible under California law. California law permits eliminating or limiting the personal liability of a director for monetary damages in an action brought by or in the right of the corporation (a "derivative suit") for breach of a director's duties to the corporation and its shareholders; provided, however, that the corporation may not eliminate or limit liability for (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; and (vii) liability for improper distributions, loans, or guarantees.

The Articles of Incorporation of Ammo Nevada eliminate the liability of both directors and officers to the fullest extent permissible under Nevada law, as such law exists currently or as it may be amended in the future. Under Nevada law, such provision may not eliminate or limit director or officer monetary liability for (i) acts or omissions involving intentional misconduct, fraud, or a knowing violation of law or (ii) the payment of certain prohibited distributions. Such limitation of liability provision also may not limit a director's or officer's liability for violation of, or otherwise relieve Ammo Nevada or its directors or officers from the necessity of complying with, federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

California law permits indemnification of expenses incurred in derivative or third-party actions, except that, with respect to derivative actions, (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determine such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made in respect of amounts paid in settling or otherwise disposing of a pending action, or expenses incurred in defending a pending action that is settled or otherwise disposed of, without court approval.

Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Nevada law, which requires indemnification relating to a successful defense on the merits or otherwise).

Nevada law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided that, unless a court orders indemnification or the corporation is bound to advance expenses as they are incurred, there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Nevada law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, whether on the merits or otherwise.

Nevada law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under the articles of incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Each current officer and director of the Company has entered into or will enter into an indemnification agreement with Ammo Nevada that conforms to Nevada law and includes within its purview future changes in Nevada law that expand the permissible scope of indemnification of directors and officers of Nevada corporations.

Nevada law provides that the articles of incorporation or bylaws or an agreement made by a corporation may provide that the expenses of directors and officers incurred in defending an action must be paid by the corporation as they are incurred and in advance of the final disposition of the action upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if the court ultimately determines that such person is not entitled to indemnification. The Articles of Incorporation and the Bylaws of Ammo Nevada provide that the Company shall indemnify directors and officers to the fullest extent permitted under Nevada law, and that the Company shall pay all expenses incurred in defending an action in advance. The Bylaws of Ammo Nevada also permit such indemnification of and advancement of expenses to employees and agents of the Company.

Nevada law further provides that a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any director, officer, employee, or agent of the corporation (or person who is serving in such capacity with another enterprise at the request of the corporation), whether or not the corporation has the authority to indemnify such person. These other financial arrangements may include a trust fund, self-insurance, securing the corporation's obligation by granting a security interest or other lien, or establishing a letter of credit, guaranty, or surety, although no financial arrangement may provide protection for intentional misconduct, fraud, or a knowing violation of law except with respect to the advancement of expenses or unless ordered by a court. In the absence of fraud, the decision of the board of directors as to the propriety of any insurance or other financial arrangement is conclusive, and the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability even if such director is a beneficiary of the insurance or other financial arrangement. The Bylaws of Ammo Nevada permit the Company to purchase and maintain insurance and make such other financial arrangements.

Loans to Officers and Employees

Under California law, any loan to or guarantee for the benefit of a director or officer of a corporation or its parent requires approval of the shareholders, not counting any shares owned by the relevant director or officer, unless such loan or guaranty is provided under an employee benefit plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone, not counting the vote of any interested director, to approve loans or guarantees to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of Ammo California authorize such loans or guarantees. These specific provisions of California law dealing with loans and guarantees would no longer apply after the Proposed Reincorporation.

Power to Call Special Shareholders' Meetings

Under California law, a special meeting of shareholders may be called by (a) the board of directors, (b) the chairman of the board, (c) the president, (d) the holders of shares entitled to cast not less than ten percent of the votes at such meeting, or (e) such additional persons as are authorized by the articles of incorporation or the bylaws. Under Nevada law, a special meeting of stockholders may be called as set forth in the articles of incorporation or bylaws. The Articles of Incorporation of Ammo Nevada authorize the Board of Directors, the President, or the holders of at least ten percent of the outstanding capital stock to call a special meeting of stockholders. Since the right of the stockholders to call a special meeting is set forth in the Articles of Incorporation of Ammo Nevada, it may be amended only by stockholder vote or written consent, and therefore such right may not be limited or eliminated by the Board of Directors.

Removal of Directors

Under California law, any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to removal, would be sufficient to elect the director under cumulative voting. Under Nevada law, any director may be removed from office, with or without cause, by the vote of stockholders representing not less than two-thirds of the voting power of the class or series of stock of the Company entitled to elect such director, unless the articles of incorporation provide for cumulative voting or a different percentage of voting stock. If a Nevada corporation's articles of incorporation provide for cumulative voting, a director may not be removed except upon the vote of stockholders owning sufficient voting power to have prevented such director's election in the first instance. The Articles of Incorporation of Ammo Nevada do not provide for cumulative voting, but do specify that any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Nevada law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. Nevada law also provides that a derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the stockholders similarly situated in enforcing the right of the corporation.

Shareholder Voting

Both California and Nevada law generally require that a majority of shareholders of both the acquiring and target corporations approve statutory mergers. Nevada law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if
(i) the merger agreement does not amend the existing articles of incorporation of the surviving corporation, (ii) each stockholder of the surviving corporation whose shares were outstanding before the merger will hold the same number of shares with identical designations, preferences, limitations, and relative rights after the merger, and (iii) the number of shares outstanding after the merger plus the number of shares issued as a result of the merger, either by conversion or exercise of securities issued pursuant to the merger, will not exceed by more than 10% the number of shares of the surviving corporation outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

Both California and Nevada law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets. With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets, and similar transactions be approved by a majority vote of each class of shares outstanding. By contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the articles of incorporation that differentially affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under Nevada law for companies that have more than one class of shares outstanding.

California law also requires that, except in a short-form merger or a merger of a parent corporation into its subsidiary in which it owns at least 90% of the outstanding shares, if a constituent corporation in the merger or its parent owns at least 50% of another constituent corporation in the merger, the nonredeemable common shares of a constituent corporation may be converted only into nonredeemable common shares of the surviving corporation or a parent party unless all shareholders of the class consent. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Nevada law does not parallel California law in this respect, under some circumstances Sections 78.411 to 78.444 (business combinations with interested stockholders) and Sections 78.378 to 78.3793
(voting rights of acquiring person's control shares) of the Nevada General Corporation Law do provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, or proxy or to withdraw any tendered shares. Nevada law has no comparable provision.

Size of the Board of Directors

Under California law, changes in the number of directors or, if set forth in the articles of incorporation or bylaws, the range in the number of directors must in general be approved by a majority of the outstanding shares, but the board of directors may fix the exact number of directors within a stated range, if authorized. Nevada law permits not only the stockholders but also the board of directors acting independently of the stockholders to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the articles of incorporation (in which case a change in the number of directors may be made only by amendment to the articles of incorporation following approval of such change by the stockholders). The Articles of Incorporation of Ammo Nevada provide that the number of Directors shall be within the range specified in the Articles, and that the Board of Directors may fix the exact number of directors within the stated range by amendment to the Bylaws. If the Proposed Reincorporation is approved, the four directors of Ammo California will continue as directors of Ammo Nevada and the Bylaws of Ammo Nevada will initially provide for a four-member Board of Directors.

Application of the General Corporation Law of California to Nevada Corporations

Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation indicating that they have certain significant business contacts with California and more than one half of their voting securities are held of record by persons having addresses in California. So long as a Nevada or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors in privately held corporations, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights, and inspection of corporate records. See "Significant Differences Between the Corporation Laws of California and Nevada" above. An exemption from Section 2115 is provided for a corporation whose shares are listed on a major national securities exchange, or are traded on the Nasdaq National Market and has 800 or more shareholders as of the record date for its most recent annual meeting of shareholders. As Ammo Nevada will not have its shares listed and publicly traded on the Nasdaq National Market, the Company will not qualify for the exemption from 2115 described above.

Certain Federal Income Tax Consequences

The following is a discussion of certain federal income tax consequences to holders of Ammo California capital stock who receive Ammo Nevada capital stock in exchange for their Ammo California capital stock as a result of the Proposed Reincorporation. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address all the tax consequences of the Proposed Reincorporation that may be relevant to particular Ammo California shareholders, including without limitation dealers in securities, holders of stock options, and those Ammo California shareholders who acquired their shares upon the exercise of stock options. In view of the varying nature of such tax consequences, shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Proposed Reincorporation, including the applicability of federal, state, local, or foreign tax laws.

The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code of 1986, as amended (the "Code"). The Company believes, however, that: (a) the Proposed Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code; (b) no gain or loss will be recognized by holders of capital stock of Ammo California upon receipt of capital stock of Ammo Nevada pursuant to the Proposed Reincorporation; (c) the aggregate tax basis of the capital stock of Ammo Nevada received by each shareholder will be the same as the aggregate tax basis of the capital stock of Ammo California held by such shareholder as a capital asset at the time of the Proposed Reincorporation; and
(d) the  holding  period of the capital  stock of Ammo  Nevada  received by each shareholder of Ammo California will include the period for which such shareholder held the capital stock of Ammo California surrendered in exchange therefor, provided that such Ammo California capital stock was held by such shareholder as a capital asset at the time of the Proposed Reincorporation.

A successful IRS challenge to the tax-free status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Ammo California capital stock surrendered equal to the difference between that shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Ammo Nevada capital stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Ammo Nevada capital stock received in the exchange would equal such fair market value, and such shareholder's holding period for such shares would not include the period during which such shareholder held Ammo California capital stock.

State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. Shareholders should consult their own tax advisors as to the effect of the Proposed Reincorporation under applicable federal, state, local, or foreign income tax laws.

The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Ammo Nevada should succeed without adjustment to the federal income tax attributes of Ammo California.

Vote Required for the Proposed Reincorporation

Approval of the Proposed Reincorporation, which includes approval of the Merger Agreement, requires the affirmative vote of the holders of a majority of the outstanding shares of Ammo California Common Stock.

                                   PROPOSAL 2
                APPROVAL OF THE COMPANY'S 2005 STOCK OPTION PLAN

On June 30, 2005, our Board of Directors voted unanimously to authorize and recommend that our stockholders approve a proposal to establish and maintain the 2005 Stock Option Plan (the "Plan"), providing for the issuance of qualified and non-qualified incentive stock options and direct restricted stock grants to officers, employees, consultants and others providing services to the Company. The directors of the Company will be eligible to be issued options and restricted stock under the Plan. As of June 30, 2005, there were no incentive stock options or nonqualified stock options granted pursuant to the Plan.

The Compensation Committee of the Board of Directors or another committee approved by the Board of Directors of the Company (or the entire Board) will administer the Plan. The committee administering the Plan (or the entire Board) will establish the exercise price, the term, the vesting schedule and the other terms and conditions of each option or restricted stock to be granted under the Plan. No option shall have a term of longer than ten (10) years, and certain incentive stock options may not have a term of longer than five (5) years. Up to 1,000,000 shares of our Common Stock may be issued in connection with awards granted under the Plan.

The purposes of the Plan are to advance the best interest of our shareholders and to attract, retain and motivate key employees and persons affiliated with us, and provide such persons with additional incentive to further the business, promote the long-term financial success and increase shareholder value by increasing their proprietary interest in our success. The Board of Directors believes the Plan will fulfill these purposes and that the availability of equity incentives under the Plan will be a significant factor in our ability to attract and retain key management personnel who share primary responsibility for our management and growth.

The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. A complete copy of the Plan is attached as Exhibit A.

     Eligibility. The Plan is open to key employees, officers, directors and consultants of the Company and its affiliates. As of June 30, 2005, we had no employees which were eligible for participation in the Plan.

     Changes in the Company's Capital Structure. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations or other changes in our capital structure. In the event of an adjustment, recapitalization or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation or liquidation, the eligible person will be eligible to receive a like number of shares of stock in the new entity that he or she would have been entitled to if, immediately prior to the merger, he or she had exercised his or her option. In the event of a merger, consolidation or liquidation, all outstanding options may be canceled by the Board of Directors upon written notice to the eligible person and by granting a period in which the options may be exercised.

     Options and Option price. We may grant incentive or nonqualified stock options. The exercise price of incentive options shall not be less than the fair market value on the date of grant. The exercise price for incentive options for 10% or more shareholders shall be not less than 110% of fair market value. The exercise price of nonqualified options shall be determined by the Board.

     Duration. No option may be exercisable after the period of ten years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.

     Amount exercisable. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.

     Exercise of Options. Options may be exercised by written notice to the Compensation Committee with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the company for an amount equal to the option price of the shares; or, if approved in advance by the Compensation Committee (b) stock at its fair market value on the date of exercise; (c) an election to make a cashless exercise through a registered broker-dealer; (d) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price; or (e) any other form of payment which is acceptable to the Compensation Committee.

     Stock appreciation rights or SARs. SARs may be included in each option granted under the Plan. A SAR permits the recipient to surrender that option, or a portion of the part which is exercisable, and receive in exchange an amount equal to the excess of the fair market value of the stock covered by the option, over the exercise price of the stock.

     Termination of Options or SARs. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate three months after an employee's severance of employment with the company other than by death or disability. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death or disability of the eligible person.

     Restricted Stock Awards. The Board may issue shares of stock to an eligible person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the eligible person or for payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge, or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The Board shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

     Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that no amendment that would increase the number of shares of stock that may be issued under the Plan, or withdraw the administration of the Plan from the Board or Compensation Committee, shall be made without the approval of our shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

     Federal Tax Consequences. The following is a brief summary of the tax consequences of the grant and exercise of stock options under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

     Incentive Stock Options and Nonqualified Options. Recipients of incentive options generally are not subject to income tax at the time the option is granted or exercised. However, upon the exercise of any incentive option, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an incentive option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the incentive option was exercised and at least two years from the date the incentive option was granted. If the participant disposes of the shares within that time period (a "Disqualifying Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the incentive option is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. We are not entitled to any tax deduction upon either the exercise of any incentive option or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

     A participant receiving nonqualified options does not generally recognize income at the time the option is granted. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. We receive a tax deduction equal to the amount of ordinary income recognized by the participant. The participant's basis in the shares is equal to the exercise price plus any recognized ordinary income.

As of June 30, 2005, there were no grants made pursuant to the Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

We do not currently have any equity compensation plans except for the 2005 Stock Option Plan which is included in this Information Statement.

                                   PROPOSAL 3
                             THE REVERSE STOCK SPLIT

General Information

On June 30, 2005, our Board of Directors voted unanimously to authorize and recommend that our stockholders approve a 1:20 reverse split of the Company's common stock and retain the same number of authorized shares. The Amendment to the Certificate of Incorporation provides that each 20 shares of common stock outstanding on the Effective Date will be exchanged for one post-Reverse Split share of the Company's common stock ("New Common Stock").

The Company will effect the reverse stock split by reducing the number of shares of our common stock issued and outstanding, but will not increase the par value of our common stock, and will not change the number of authorized shares of our common stock.

Reasons for the Reverse Stock Split

Purpose of the Reverse Stock Split. The Company requires additional financing to fund its plan for continued growth. The Board of Directors has reviewed various alternatives for additional financing and has come to the conclusion that an increase in the market price of the common stock may enhance the marketability of the common stock and so improve the Company's prospects for obtaining additional financing. It is hoped that the Reverse Split will increase the per share market price of the common stock. There is, however, no assurance that the market price will increase, or that it will not return to its current levels after the Reverse Split. Recently, the market price for the Company's common stock has been only pennies per share. Many brokerage firms are reluctant to recommend lower-priced stocks to their clients. The policies and practices of some brokerage houses tend to discourage individual brokers within those firms from dealing in lower priced stocks. Additionally, the brokerage commission on the purchase or sale of stock with a relatively low per share price generally tends to represent a higher percentage of the sales price than the brokerage commission charged on a stock with a relatively high per share price. The Board of Directors believes that these issues are best addressed by an increase in the inherent value per share of common stock that will occur as a result of the Reverse Split. The Board believes that, absent the Reverse Split, the Company is not likely to obtain any additional financing. Accordingly, the Board believes that the proposed Reverse Split is essential to the Company's prospects for raising additional financing through the sale of its common stock or derivative securities.

Potential Risks of the Reverse Stock Split

If the Board does effect a reverse stock split there can be no assurance that the bid price of our common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. The market price of our common stock will also be based on our performance and other factors, many of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Potential Effects of the Reverse Stock Split

Pursuant to the reverse stock split, each holder of shares of our common stock, par value $0.001 per share, as of the Record Date of the reverse stock split will become a holder of a lesser number (depending on the exact reverse ratio) of shares our common stock, par value $0.001 per share, after consummation of the reverse stock split.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated par value capital on our balance sheet attributable to our common stock will be reduced and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share of our common stock will be increased because there will be fewer shares of our common stock outstanding.

Effect on Authorized and Outstanding Shares

We are currently authorized to issue a maximum of 300,000,000 shares of common stock. As of June 30, 2005, there were 77,407,300 shares of our common stock issued and outstanding, or held as treasury shares. Although the number of authorized shares of common stock is not to change as a result of the reverse stock split, the number of shares of common stock issued and outstanding, or held as treasury shares, will be reduced to a number that will be approximately equal to the number of shares of our common stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the reverse stock split, divided by the ratio of the reverse as determined by the Board of Directors.

With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of our common stock prior and subsequent to the reverse stock split will remain the same. Following the effective date of the reverse stock split, it is not anticipated that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the reverse stock split.

The reverse stock split will be effected simultaneously for all of our common stock and the exchange ratio will be the same for all of our common stock. The reverse split will affect the Series A preferred stock holders uniformly. The reverse stock split will also affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. See "Fractional Shares" below. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, we are subject to periodic reporting and other requirements. The proposed reverse stock split will not affect the registration of our common stock under the Exchange Act.

Potential Odd Lots

If approved, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

Increase of Shares of Common Stock Available for Future Issuance

As a result of the reverse stock split, there will be a reduction in the number of shares of our common stock issued and outstanding, or held as treasury shares, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the reverse stock split. The increase in available shares could be used for any proper corporate purpose approved by the Board including, among other purposes, future financing transactions.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders. Other than the reverse stock split proposal, our Board does not currently contemplate recommending the adoption of any other amendments to our certificate of incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

Effectiveness of the Reverse Stock Split

The reverse stock split will become effective upon the filing with the appropriate regulatory bodies. It is expected that such filing will take place on July 31, 2005.

Commencing upon the effectiveness of the reverse stock split, each certificate of our common stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split. As soon as practicable after the effective date, stockholders may surrender their certificates representing shares of common stock prior to the reverse stock split in exchange for certificates representing shares of common stock after the reverse stock split. HOWEVER, SUCH EXCHANGE IS NOT MANDATORY. We intend to use Atlas Stock Transfer as our exchange agent in effecting the exchange of the certificates following the effectiveness of the reverse stock split.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share. We are doing this so that we may avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock as a result of the stock split. The shares do not represent separately bargained for consideration.

Certain Federal Income Tax Consequences

The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Information Statement. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

The receipt of the common stock following the effective date of the reverse stock split, including whole shares issued in lieu of fractional shares, solely in exchange for the common stock held prior to the reverse stock split will not generally result in a recognition of gain or loss to the stockholders. The adjusted tax basis of a stockholder in the common stock received after the reverse stock split will be the same as the adjusted tax basis of the common stock held prior to the reverse stock split exchanged therefore, and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore. No gain or loss will be recognized by the Company as a result of the reverse stock split.

Appraisal Rights

No appraisal rights are available under the California Corporate Code or under our certificate of incorporation or by-laws to any stockholder who dissents from the proposal to approve the amendment to the certificate of incorporation to effect the reverse stock split.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires officers, directors and beneficial owners of more than 10% of the Company's shares to file reports with the Commission and submit those reports to the Company. Based solely on a review of the reports and representations furnished to the Company during the last fiscal year by such persons, the Company believes that each of these persons is in compliance with all applicable filing requirements.

ADDITIONAL INFORMATION

The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2004 and quarterly report on Form 10-QSB for the quarter ended March 31, 2005 are being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Andres F. Fernandez, President and Chief Executive Officer, American Ammunition, Inc., 3545 NW 71st Street, Miami, Florida 33147; (305) 835-7400.

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C., and at its offices in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC's web site at www.sec.gov.


     By Order of the Board of Directors,

                 /s/ Andres F. Fernandez
                 -----------------------------------
                 Andres F. Fernandez
                 President and Chief Executive Offer

                                    EXHIBIT A

                            Form of Plan of Merger


Note: Newco is a fictitious name used as an example because management has not yet incorporated the new Nevada corporation.


                                 PLAN OF MERGER


This Plan of Merger is made and entered into this ____day of __________, 2005, by and between American Ammunition, Inc., ("NEWCO" or the "Surviving corporation"), a corporation in organization in the State of Nevada, and
American Ammunition, Inc., a California corporation, ("AMMO" or the "Disappearing Corporation").


                                    RECITALS


A. AMMO is a corporation organized and existing under the laws of the State of California and has an authorized capital stock consisting of 320,000,000 total shares, of which 300,000,000 common shares are authorized par value $0.001 per share, of which 77,407,300 common shares are issued and outstanding as of June __, 2005 and 20,000,000 authorized preferred shares, of which 1,795,320 have been designated as Series A Preferred shares, 91,700 have been designated as Series B Preferred shares and 1,905,882 have been designated as Series C shares, of which 12,000 of Series A Preferred Stock were issued and outstanding; 91,700 of Series B Preferred Stock were issued and outstanding; and 1,905,882 of Series C Preferred Stock were issued and outstanding.

B. NEWCO is a corporation in organization under the laws of the State of Nevada and will have authorized capital stock consisting of 320,000,000 total shares, of which 300,000,000 common shares are authorized par value $0.001 per share and 20,000,000 authorized preferred shares, of which 1,795,320 have been designated as Series A Preferred shares, 91,700 have been designated as Series B Preferred shares and 1,905,882 have been designated as Series C shares. No shares have been issued.

C. The Board of Directors of AMMO deems it advisable for AMMO to merge with and into NEWCO when the Nevada corporate organization has been accomplished.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, NEWCO and AMMO hereby agree to the following Plan of Merger:

     1. Names of Constituent Corporations. AMMO will merge with and into NEWCO. NEWCO will be the Surviving Corporation.

     2. Terms and Conditions of Merger. The effective date of merger will be the date upon which the Articles of Merger are filed with the California and Nevada Secretaries of State. Upon the effective date of the merger the separate corporate existence of AMMO will cease; title to all real estate and other property owned by AMMO will be vested in NEWCO without reversion or impairment; and the Surviving Corporation will have all liabilities of AMMO. Any proceeding pending by or against AMMO may be continued as if such merger did not occur, or the Surviving Corporation may be substituted in the proceeding for AMMO.

     3. Governing Law. The laws of the State of Nevada will govern the Surviving Corporation.

     4. Name. The name of the Surviving Corporation will be American Ammunition, Inc.

     5. Registered Office. The present address of the registered office of the Surviving and Disappearing corporations are 6075 Southeastern Avenue, Suite 1, Las Vegas, NV 89119 and 827 State Street, Suite 26, Santa Barbara, CA 93101.

     6. Accounting. The assets and liabilities of NEWCO and AMMO (collectively the "Constituent Corporations") as of the effective date of the merger will be taken up on the books of the Surviving Corporation at the amounts at which they are carried at that time on the respective books of the Constituent Corporations.

     7. Bylaws. The Bylaws of NEWCO as of the effective date of the merger will be the Bylaws of the Surviving Corporation until the same will be altered or amended in accordance with the provisions thereof.

     8. Directors. The directors of NEWCO as of the effective date of the merger will be the directors of the Surviving Corporation until their respective successors are duly elected and qualified. [Note: The AMMO Board of Directors, or their successors, will be the directors of NEWCO]

     9. Manner and Basis of Converting Shares. As of the effective date of the merger:

     (a) Each share of AMMO common stock, with par value of $0.001 per share, issued and outstanding will continue to be one share of common stock with a par value of $0.001 per share of the Surviving Corporation. Each share of AMMO Series A Preferred Stock, with par value of $0.0001 per share, Series B Preferred Stock, with a par value of $0.001 per share and Series C Preferred Stock with a par value of $0.001 per share (collectively "Preferred Stock") will continue to be one share of Series A, B and C Preferred Stock with a par value of $0.001 per share of the Surviving Corporation respectively.

     (b) The Surviving Corporation will convert or exchange each share of AMMO common stock and one share of AMMO Preferred Stock for one share of the common stock and one share of the preferred stock with the same rights and preferences of the Surviving Corporation. Fractional shares will be rounded up to the nearest whole number.

     (c) On the effective date of the merger, holders of certificates of common stock or Preferred Stock in AMMO may surrender them to the Surviving Corporation, or its stock transfer agent, in such manner as the Surviving Corporation legally may require. This exchange will not be mandatory as a new CUSIP number will be used to designate the change.

     To the extent shareholders desire to tender their shares for new certificates, the cost of issuance will be borne by the shareholder. Upon receipt of such certificate, the Surviving Corporation will issue in exchange a certificate of shares of common stock or preferred stock in the Surviving Corporation representing the number of shares of stock to which such holder will be entitled as set forth above.

     (d) In addition, the shareholders will be entitled to receive any dividends on the shares of common stock and preferred stock of the Surviving Corporation which may have been declared and paid between the effective date of the merger and the issuance to such shareholder of the certificate of such common stock or preferred stock, if any.

     10. Shareholder Approval. This Plan of Merger will be submitted to the shareholders of AMMO for approval in the manner provided by law. After approval, the Articles of Merger will be filed as required under the laws of the States of Nevada and California.

     11. Rights of Dissenting Shareholders. Any shareholder of AMMO who has the right to dissent from this merger, if any, as provided in the California Corporations

Code, and who so dissents in accordance with the requirements thereof, will be entitled, upon surrender of the certificate or certificates representing
certificated   shares  or  upon   imposition  of  restrictions  of  transfer  of
uncertificated shares, to receive payment of the fair value of such shareholder's shares as provided for by California Corporations Code Chapter 13. (Chapter 13 of the California Corporations Code is attached to this Plan of Merger as Exhibit "A")

     12. Termination of Merger. This merger may be abandoned at any time prior to the filing of Articles of Merger with the Secretary of State, upon a vote of a majority of the Board of Directors of both NEWCO and AMMO. If the merger is terminated, there will be no liability on the part of either Constituent Corporation, their respective Boards of Directors, or shareholders.


     13. Counterparts. This Plan of Merger may be executed in any number of counterparts, and all such counterparts and copies will be and constitute an original instrument.



IN WITNESS WHEREOF, this Plan of Merger has been adopted by the undersigned as of this____ day of_________, 2005.




NEWCO                                        AMERICAN AMMUNITION, INC.
a Nevada corporation to be formed.           a California corporation.


By:                                          By:
   ---------------------------------            --------------------------------

Name:                                        Name:
Title: Incorporator                          Title: President











                                    Exhibit B

                            AMERICAN AMMUNITION, INC.
                             2005 STOCK OPTION PLAN

                                ARTICLE I - PLAN

1.1 PURPOSE. This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

1.2 RULE 16B-3 PLAN. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

1.3 EFFECTIVE DATE OF PLAN. The Plan shall be effective June 30, 2005 (the "Effective Date"), provided that the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting within one year of such date. No Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.


                            ARTICLE II - DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1 "Affiliate" means any subsidiary corporation. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.2 "Award" means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award.

2.3 "Board of Directors" means the board of directors of the Company.

2.4 "Code" means the Internal Revenue Code of 1986, as amended.

2.5 "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors or the entire Board of Directors. It is intended that the Committee shall be comprised solely of at least two members who are both Non-Employee Directors and Outside Directors; provided, however, that until such time as two such Directors are available to serve in such roles, the failure to meet this requirement shall not effect the validity of any grants under this Plan.

2.6 "Company" means American Ammunition, Inc., a California corporation.

2.7 "Consultant" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

2.8 "Non-Employee Director" means that term as defined in Rule 16b-3 under the 1934 Act.

2.9 "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or
(ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

2.10 "Employee" means a person employed by the Company or any Affiliate to whom an Award is granted.

2.11 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ; or (c) if the Stock is not listed on the NASDAQ, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or
(d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or
(y) that amount as determined by the Committee in good faith.

2.12 "Incentive Option" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

2.13 "Nonqualified Option" means an option to purchase Stock granted under this Plan other than an Incentive Option.

2.14 "Option" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

2.15 "Option Agreement" means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

2.16 "Outside Director" shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

2.17 "Plan" means the American Ammunition, Inc. 2005 Stock Option Plan, as set out in this document and as it may be amended from time to time.

2.18 "Plan Year" means the Company's fiscal year.

2.19 "Restricted Stock" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

2.20 "Restricted Stock Agreement" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to this Plan.

2.21 "Restricted Stock Award" means an Award of Restricted Stock.

2.22 "Restricted Stock Purchase Price" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

2.23 "Stock" means the common stock of the Company, $.001 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.24 "Stock Appreciation Right" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

2.25 "10% Stockholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.


                            ARTICLE III - ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.


               ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be ten million (10,000,000) shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

4.3 NON-TRANSFERABILITY. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

     (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

     (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan (each of the foregoing referred to as a "Corporate Transaction"):

          (i) Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate, as described above, if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

          (ii) All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the Corporate Transaction and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

     (c) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

     (d) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

4.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Eligible Person shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Eligible Person doing so shall forfeit all Awards issued to him under this Plan.


                ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 TYPE OF OPTION. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

5.3 DURATION OF OPTIONS AND SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five (5) years from the date the Incentive Option is granted.

5.4 AMOUNT EXERCISABLE -- INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

     (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

     (b) stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

     (c)  an  election  to  make  a  cashless   exercise  through  a  registered
broker-dealer (if approved in advance in writing by the Committee);

     (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

     (e) any other form of payment which is acceptable to the Committee.

As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

5.6 STOCK APPRECIATION RIGHTS. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

5.7 STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

5.8 CONDITIONS OF STOCK APPRECIATION RIGHTS. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

5.9 PAYMENT OF STOCK APPRECIATION RIGHTS. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

5.10 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly Provided otherwise in the Option or SAR agreement, Options and SAR's granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time.

5.11 DEATH. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

5.12 RETIREMENT. Unless it is expressly provided otherwise in the Option or SAR Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or six months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

5.13 DISABILITY. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

5.14 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

5.15 NO RIGHTS AS STOCKHOLDER. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.


                               ARTICLE VI - AWARDS

6.1 RESTRICTED STOCK AWARDS. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2 RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

     (a) a prohibition against the sale, transfer, alienation, pledge, or Other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

     (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

     (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

     (d) unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

6.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

       "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the American Ammunition, Inc., 2005 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan and unless otherwise provided in the Restricted Stock Award agreement, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the

Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.


                          ARTICLE VII - ADMINISTRATION

The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

     (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

     (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

     (c) determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

     (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

     (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

     (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

     (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.


                 ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would
(a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.


                           ARTICLE IX - MISCELLANEOUS

9.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

9.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

9.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised

Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

9.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

9.5 WRITTEN AGREEMENT. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

9.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

9.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

9.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

9.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

9.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

9.11   GOVERNING   LAW.  The   provisions  of  this  Plan  shall  be  construed,
administered, and governed under the laws of the State of Nevada.

                          CALIFORNIA CORPORATIONS CODE
                               SECTION 1300-1313

1300.

(a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

(b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

     (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the National Market System of the NASDAQ Stock Market, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

     (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

     (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

     (4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

(c) As used in this chapter, "dissenting shareholder" means the recordholder of dissenting shares and includes a transferee of record.

1301.

(a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

(b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

(c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.


1302.

Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

1303.

(a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.


(b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.


1304.

(a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

(b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

(c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.


1305.

(a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

(b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

(c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

(d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

(e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section 1301).


1306.

To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.


1307.

Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.


1308.

Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

1309. Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following: (a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.
(b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

(c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in
Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.


(d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.


1310.

If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.


1311.

This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.


1312.

(a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

(b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

(c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.


1313.

A conversion pursuant to Chapter 11.5 (commencing with Section 1150) shall be deemed to constitute a reorganization for purposes of applying the provisions of this chapter, in accordance with and to the extent provided in Section 1159.